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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 1, 1999
                (Date of earliest event reported: June 16, 1999)

                                 XOOM.COM, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                     000-25139             88-0361536
 (State or other jurisdiction of  (Commission File Number)    (IRS Employer
         incorporation)                                     Identification No.)

   300 Montgomery Street, Suite 300, San Francisco, California          94104
            (Address of Principal Executive Offices)                  (Zip Code)

                                 (415) 288-2500
              (Registrant's telephone number, including area code)

                                 Not applicable.
          (Former name or former address, if changed since last report)


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         ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 16, 1999, the Registrant completed the acquisition of Paralogic Software Corporation, a California corporation ("Paralogic"). The acquisition of Paralogic was consummated pursuant to an Agreement and Plan of Merger, dated as of June 10, 1999, as amended, (the "Merger Agreement"), providing for the merger of XMCM Sub, Inc., a wholly-owned subsidiary of the Registrant, with and into Paralogic (the "Merger"), with Paralogic surviving as a wholly-owned subsidiary of the Registrant. Upon consummation of the Merger, approximately 654,018 shares of the Registrant's common stock became issuable and approximately 94,734 additional shares of the Registrant's common stock have been reserved for issuance upon the exercise of outstanding Paralogic options that the Registrant is assuming pursuant to the terms of the Merger Agreement, reflecting a common stock exchange ratio of 0.125605 shares of the Registrant's common stock for each outstanding share of Paralogic's common stock (including shares of Paralogic's common stock issuable upon exercise of outstanding Paralogic options). The Merger is expected to be accounted for under the purchase method of accounting, and was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

         Mr. Vijay Vaidyanathan, Chief Technology Officer of the Registrant, Mr. Bob Ellis, Publisher and a director of the Registrant, and Mr. Rajesh Aji, Vice President, Corporate and Legal Affairs and General Counsel of the Registrant, each were shareholders of Paralogic and are entitled to receive approximately 488,011, 9,516 and 2,512 shares of the Registrant's common stock respectively in connection with the consummation of the Merger.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired.

         The following documents appear as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

         (i) Paralogic Software Corporation audited financial statements as of December 31, 1998 and for the period from February 11, 1998 (inception) through December 31, 1998.

         (ii) Paralogic Software Corporation unaudited financial statements as of March 31, 1999 and for the three months ended March 31, 1999 and March 31, 1998.

         (b)  Pro Forma Financial Information.

         The following documents appear as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

         Unaudited Pro Forma Condensed Combined Financial Information as of March 31, 1999 and for the three months ended March 31, 1999 and for the year ended December 31, 1998.

         (c)  Exhibits.

         2.1 Agreement and Plan of Merger, dated as of June 10, 1999, by and among the Registrant, XMCM Sub, Inc., Paralogic Software Corporation and certain shareholders of Paralogic Software Corporation named therein.

         2.2 Amendment No. 1 to the Agreement and Plan of Merger, dated as of June 14, 1999, by and among the Registrant, XMCM Sub, Inc., Paralogic Software Corporation and certain shareholders of Paralogic Software Corporation named therein.

         23.1  Consent of Ernst & Young LLP, Independent Auditors.

         99.1  Financial Statements of Paralogic Software Corporation.

         99.2  Unaudited Pro Forma Condensed Combined Financial Information.

         99.3  Fairness Opinion of BancBoston Robertson Stephens, Inc.

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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              XOOM.COM, INC.



                              By: /s/ JOHN HARBOTTLE
                                 ---------------------------------------
                                      John Harbottle
                                      Principal Financial and Accounting Officer

Date:     July 1, 1999

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EXHIBIT INDEX


EXHIBIT
NUMBER                          DESCRIPTION
-------                         -----------
    2.1      Agreement and Plan of Merger, dated as of June 10, 1999, by and among the Registrant, XMCM Sub, Inc., Paralogic Software
             Corporation and certain shareholders of Paralogic Software
             Corporation named therein.

    2.2 Amendment No. 1 to the Agreement and Plan of Merger, dated as of June 14, 1999, by and among the Registrant, XMCM Sub, Inc.,
             Paralogic Software Corporation and certain shareholders of Paralogic Software Corporation named therein.

    23.1     Consent of Ernst & Young LLP, Independent Auditors.

    99.1     Financial Statements of Paralogic Software Corporation.

    99.2     Unaudited Pro Forma Condensed Combined Financial Information.

    99.3     Fairness Opinion of BancBoston Robertson Stephens, Inc.